                                POWER OF ATTORNEY

            I, James D. Gallagher, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

      Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-138846

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

      This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective December 1, 2006 and remains in effect until revoked or revised.

SIGNATURE                         TITLE         DATE
----------------------------     --------       ----------------
/s/ James D. Gallagher           Director       December 1, 2006
----------------------------
James D. Gallagher

                                POWER OF ATTORNEY

            I, Thomas Borshoff, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

      Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-138846

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

      This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective December 1, 2006 and remains in effect until revoked or revised.

SIGNATURE                         TITLE         DATE
----------------------------     --------       ----------------
/s/ Thomas Borshoff              Director       December 1, 2006
----------------------------
Thomas Borshoff

            I, James Brockelman, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

      Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-138846

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

      This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective December 1, 2006 and remains in effect until revoked or revised.

SIGNATURE                         TITLE         DATE
----------------------------     --------       ----------------
/s/ James Brockelman             Director       December 1, 2006
----------------------------
James Brockelman

            I, Marc Costantini, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

      Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-138846

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

      This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective December 1, 2006 and remains in effect until revoked or revised.

SIGNATURE                         TITLE         DATE
----------------------------     --------       ----------------
/s/ Marc Costantini              Director       December 1, 2006
----------------------------
Marc Costantini

                                POWER OF ATTORNEY

            I, Steven A. Finch, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

      Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-138846

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

      This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective December 1, 2006 and remains in effect until revoked or revised.

SIGNATURE                         TITLE         DATE
----------------------------     --------       ----------------
/s/ Steven A. Finch              Director       December 1, 2006
----------------------------
Steven A. Finch

            I, Ruth Ann Fleming, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

      Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-138846

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

      This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective December 1, 2006 and remains in effect until revoked or revised.

SIGNATURE                         TITLE         DATE
----------------------------     --------       ----------------
/s/ Ruth Ann Fleming             Director       December 1, 2006
----------------------------
Ruth Ann Fleming

                                POWER OF ATTORNEY

            I, Katherine MacMillan, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

      Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-138846

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

      This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective December 1, 2006 and remains in effect until revoked or revised.

SIGNATURE                         TITLE         DATE
----------------------------     --------       ----------------
/s/ Katherine MacMillan          Director       December 1, 2006
----------------------------
Katherine MacMillan

                                POWER OF ATTORNEY

            I, Hugh McHaffie, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

      Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-138846

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

      This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective December 1, 2006 and remains in effect until revoked or revised.

SIGNATURE                         TITLE         DATE
----------------------------     --------       ----------------
/s/ Hugh McHaffie                Director       December 1, 2006
----------------------------
Hugh McHaffie

                                POWER OF ATTORNEY

            I, Neil M. Merkl, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

      Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-138846

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

      This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective December 1, 2006 and remains in effect until revoked or revised.

SIGNATURE                         TITLE         DATE
----------------------------     --------       ----------------
/s/ Neil M. Merkl                Director       December 1, 2006
----------------------------
Neil M. Merkl

            I, Bradford J. Race Jr., in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

      Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-138846

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

      This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective December 1, 2006 and remains in effect until revoked or revised.

SIGNATURE                         TITLE         DATE
----------------------------     --------       ----------------
/s/ Bradford J. Race             Director       December 1, 2006
----------------------------
Bradford J. Race

                                POWER OF ATTORNEY

            I, Diana Scott, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

      Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-138846

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

      This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective December 1, 2006 and remains in effect until revoked or revised.

SIGNATURE                         TITLE         DATE
----------------------------     --------       ----------------
/s/ Diana Scott                  Director       December 1, 2006
----------------------------
Diana Scott

            I, Bruce R. Speca., in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

      Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-138846

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

      This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective December 1, 2006 and remains in effect until revoked or revised.

SIGNATURE                         TITLE         DATE
----------------------------     --------       ----------------
/s/ Bruce R. Speca               Director       December 1, 2006
----------------------------
Bruce R. Speca

                                POWER OF ATTORNEY

            I, Robert L. Ullmann, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

      Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-138846

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

      This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective December 1, 2006 and remains in effect until revoked or revised.

SIGNATURE                         TITLE         DATE
----------------------------     --------       ----------------
/s/ Robert L. Ullmann            Director       December 1, 2006
----------------------------
Robert L. Ullmann